                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this  Registration  Statement of
NYFIX,  Inc. on Form S-3 of our report  relating to the  consolidated  financial statements  of NYFIX,  Inc.  dated  March 8, 2002 (March 14, 2002 as to Note 21)
appearing  in the Annual  Report on Form 10-K of NYFIX,  Inc. for the year ended
December 31, 2001, and to the reference to us under the heading "Experts" in the
Prospectus, which is part of this Registration Statement.

Deloitte & Touche LLP
Stamford, Connecticut
January 13, 2003